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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 31, 2003


                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            1-8254                                       04-2446697
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   (Commission File Number)                 (I.R.S. Employer Identification No.)



        350 FIFTH AVENUE, SUITE 2723                               10118
               NEW YORK, N.Y.
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (212) 564-3395
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              (Registrant's Telephone Number, Including Area Code)




                509 Madison Avenue, Suite 1714, New York, NY 10022
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements and Exhibits.

           (c) Exhibits.

           99.1   Press release of Thackeray Corporation dated March 31, 2003.




Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12).

           The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

           The information set forth in the press release issued by Thackeray Corporation announcing results for the fiscal year ended December 31, 2002, attached hereto as Exhibit 99.1, is incorporated herein by reference.






















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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THACKERAY CORPORATION

                                            By: /s/ Jules Ross
                                                -------------------------------
                                                Name: Jules Ross
                                                Title: Vice-President,
                                                       Treasurer and Secretary

Date: April 1, 2003






















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
                                  EXHIBIT INDEX

Item No.
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 99.1              Press release of Thackeray Corporation dated March 31, 2003.






















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